Federated Hermes Emerging Market Debt Fund
A Portfolio of Federated Hermes World Investment Series, Inc.
CLASS A SHARES (TICKER IHIAX)
CLASS C SHARES (TICKER IHICX)
INSTITUTIONAL SHARES (TICKER EMDIX)

SUPPLEMENT TO PROSPECTUS DATED JANUARY 31, 2024
As a result of an anticipated realization of tax losses in Federated Hermes Emerging Market Debt Fund’s (the “Fund”) portfolio, the Fund may not declare a dividend for up to one year or more. Such tax losses alone are not expected to impact the Fund’s total returns or performance.
Accordingly, in the section “Account and Share Information,” please delete the first two paragraphs of “Dividends and Capital Gains” in their entirety and replace them with the following:
“DIVIDENDS AND CAPITAL GAINS
The Fund ordinarily declares and pays dividends monthly to shareholders. Dividends generally reflect income earned by the Fund for federal income tax purposes. There may be a month or extended periods of months when the Fund is not able to declare and pay dividends because the Fund does not have income available for distribution, including, among other reasons, due to realized losses in the portfolio that reduce or eliminate the income available for distribution. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.
In addition, the Fund ordinarily pays capital gains, if any, at least annually and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Any dividends and capital gains distributions made to you will be automatically reinvested in additional Shares without a sales charge unless you elect cash payments. Any dividends may also be reinvested without sales charges in shares of any class of any other Federated Hermes fund of which you are already a shareholder.”
December 13, 2024

Federated Hermes Emerging Market Debt Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456926 (12/24)
© 2024 Federated Hermes, Inc.